Exhibit 99.2

NETGEAR, INC.

EXECUTIVE BONUS PLAN

1.Purposes of the Plan. The Plan is intended to increase stockholder value and the success of the Company by motivating Employees to (a) perform to the best of their abilities and (b) achieve the Company’s objectives. The Plan’s goals are to be achieved by providing participants with incentive awards based on the achievement of goals relating to the performance of the Company.

2.Definitions.

(a)“Actual Award” means as to any Performance Period, the actual award (if any) payable to a Participant for the Performance Period. Each Actual Award is determined by the Payout Formula for the Performance Period, subject to the Committee’s authority under Section 3(e) to eliminate or reduce the award otherwise determined by the Payout Formula and the forfeiture provisions set forth in Section 4(e).

(b) “Affiliate” means any corporation or other entity (including, but not limited to, partnerships and joint ventures) controlled by the Company.

(c)“Base Salary” means as to any Performance Period, the Participant’s annualized salary rate on the last day of the Performance Period.  Such Base Salary will be before both (a) deductions for taxes or benefits, and (b) deferrals of compensation pursuant to Company-sponsored plans.

(d)“Board” means the Board of Directors of the Company.

(e) “Code” means the Internal Revenue Code of 1986, as amended.  Reference to a specific section of the Code or regulation thereunder will include such section or regulation, any valid regulation promulgated thereunder, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

(f)“Committee” means the committee appointed by the Board (pursuant to Section 5) to administer the Plan.  Unless and until the Board otherwise determines, the Board’s Compensation Committee will administer the Plan.

(g)“Company” means NETGEAR, Inc., a Delaware corporation, or any successor thereto.

(h)“Disability” means a permanent and total disability determined in accordance with uniform and nondiscriminatory standards adopted by the Committee from time to time.

(i)“Employee” means any executive, officer, or other employee of the Company or of an Affiliate, whether such individual is so employed at the time the Plan is adopted or becomes so employed subsequent to the adoption of the Plan.

(j)“Fiscal Year” means the fiscal year of the Company.

(k)“Participant” means as to any Performance Period, an Employee who has been selected by the Committee for participation in the Plan for that Performance Period.

(l)“Payout Formula” means as to any Performance Period, the formula or payout matrix established by the Committee pursuant to Section 3(d) in order to determine the Actual Awards (if any) to be paid to Participants.  The formula or matrix may differ from Participant to Participant.

(m)“Performance Goals” means the goal(s) (or combined goal(s)) determined by the Committee (in its discretion) to be applicable to a Participant for a Target Award for a Performance Period.  As determined by the Committee, the Performance Goals for any Target Award applicable to a Participant may provide for a targeted level or levels of achievement, which may include (without limitation), one or more of the following measures: cash flow; cash flow from operations; total earnings; earnings per share, diluted or basic; earnings per share from continuing operations, diluted or basic; earnings before interest and taxes; earnings before interest, taxes, depreciation, and amortization; pre-tax profit; earnings from operations; net asset turnover; inventory turnover; capital expenditures; net earnings; net operating earnings; gross or operating margin; profit margin, debt; working capital; return on equity; return on net assets; return on total assets; return on capital; return on investment; return on sales; net or gross sales; market share; economic value added; cost of capital; change in assets; expense reduction levels; debt reduction; productivity; new product introductions; delivery performance; safety record; stock price; individual objectives; and total stockholder return.

(n)“Performance Period” means any Fiscal Year or such other period (shorter or longer than a Fiscal Year), as determined by the Committee in its sole discretion.

(o)“Plan” means the NETGEAR, Inc. Executive Bonus Plan, as set forth in this instrument (including any appendix attached hereto) and as hereafter amended from time to time.

(p)“Target Award” means the target award payable under the Plan to a Participant for the Performance Period, which may be expressed as a percentage of Base Salary, a fixed dollar amount, or such other amount or formula, as determined by the Committee in accordance with Section 3(c).

(q)“Termination of Employment” means a cessation of the employee-employer relationship between an Employee and the Company or an Affiliate for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Disability, or the disaffiliation of an Affiliate, but excluding any such termination where there is a simultaneous reemployment by the Company or an Affiliate.

3.Selection of Participants and Determination of Awards.

(a)Selection of Participants.  The Committee, in its sole discretion, will select the Employees who will be Participants for any Performance Period.  Participation in the Plan is in the sole discretion of the Committee, on a Performance Period by Performance Period basis.  Accordingly, an Employee who is a Participant for a given Performance Period in no way is guaranteed or assured of being selected for participation in any subsequent Performance Period or Performance Periods.

(b)Determination of Performance Goals.  Notwithstanding any contrary provision of the Plan, the Committee, in its sole discretion, will determine the performance goals applicable to any Target Award (or portion thereof). Such Performance Goals will be set forth in writing. The Performance Goals may differ from Participant to Participant and from award to award.  The Committee will determine whether any significant performance measures will be included in or excluded from the calculation of any Performance Goal with respect to any Participants.

(c)Determination of Target Awards.  The Committee, in its sole discretion, will establish a Target Award for each Participant. Each Participant’s Target Award will be determined by the Committee in its sole discretion, and each Target Award will be set forth in writing.

(d)Determination of Payout Formula or Formulae.  The Committee, in its sole discretion, will establish a Payout Formula or Formulae for purposes of determining the Actual Award (if any) payable to each Participant.  Each Payout Formula will (a) be in writing, (b) be based on a comparison of actual performance to the Performance Goals, (c) provide for the payment of a Participant’s Target Award if the Performance Goals for the Performance Period are achieved, and (d) provide for an Actual Award greater than or less than the Participant’s Target Award, depending upon the extent to which actual performance exceeds or falls below the Performance Goals.

(e)Determination of Actual Awards.  The Actual Award for each Participant will be determined by applying the Payout Formula.  Notwithstanding any contrary provision of the Plan, the Committee may, in its sole discretion and at any time, increase, reduce or eliminate a Participant’s Actual Award that otherwise would be payable under the Payout Formula, and determine what Actual Award, if any, will be paid in the event of a Termination of Employment or a change of control prior to the end of the Performance Period.  The Committee may determine the amount of any increase, reduction or elimination on the basis of such factors as it deems relevant, and will not be required to establish any allocation or weighting with respect to the factors it considers.

4.Payment of Awards.

(a)Right to Receive Payment.  Each Actual Award will be paid solely from the general assets of the Company.  Nothing in this Plan will be construed to create a trust or to establish or evidence any Participant’s claim of any right to payment of an Actual Award other than as an unsecured general creditor with respect to any payment to which he or she may be entitled.

(b)Timing of Payment.  Payment of each Actual Award will be made as soon as practicable after the end of the Performance Period to which the Actual Award relates and after the Actual Award is approved by the Committee, but in no event later than the later of the 15th day of the third month of the Fiscal Year immediately following the Fiscal Year in which the Participant’s Actual Award is no longer subject to a substantial risk of forfeiture. Unless otherwise determined by the Committee, to earn an Actual Award a Participant must be employed by the Company or any Affiliate on the date the Actual Award is paid.

The Committee may permit Participants to elect to defer payment of their Actual Awards in a manner satisfying the requirements of §409A of the Code. It is the intent that this Plan be exempt from or comply with the requirements of Code Section 409A so that none of the payments to be provided hereunder will be subject to the additional tax imposed under Code Section 409A, and any ambiguities or ambiguous terms herein will be interpreted to be so exempt or so comply.

(c)Form of Payment.  Each Actual Award generally will be paid in cash (or its equivalent) in a single lump sum unless otherwise deferred in accordance with Section 4(b).

(d)Payment in the Event of Death.  If a Participant dies prior to the payment of an Actual Award that the Committee has determined will be paid for a prior Performance Period, the Actual Award will be paid to his or her estate.

(e)Forfeiture Provisions.  Notwithstanding anything to the contrary in the Plan, the Company will adjust the amount of any Actual Award of a Participant that was previously determined based on the financial performance of the Company (or a business unit of the Company) if:

•

The financial statements of the Company (or the business unit on which the calculation or determination of the Actual Award in any form was based) are subsequently restated (whether or not the conduct of the Participant directly or indirectly resulted in the restatement), and

•

In the reasonable judgment of a majority of the independent members of the Board or the Compensation Committee of the Board, the financial statements as so restated would have resulted in less of an Actual Award being paid to the Participant if such information had been known at the time the Actual Award had originally been calculated or determined.

In such event and to the extent permitted by law, the independent members of the Board or the Compensation Committee of the Board, may require, in its discretion, that the Participant repay to the Company the amount by which such Actual Award as originally calculated or determined exceeds the Actual Award as adjusted pursuant to the preceding sentence; and the Company may cancel, without payment of any consideration whatsoever, the portion of any Actual Award not yet paid or delivered that exceeds the Actual Award adjusted pursuant to the previous sentence.

Any failure by the Company to assert the forfeiture and repayment rights under this Section 4(e) with respect to specific claims against the Participant will not waive, or operate to waive, the Company’s right to later assert its rights hereunder with respect to other or subsequent claims against the Participant.

The Company’s forfeiture and repayment rights under this Section 4(e) will be in addition to, and not in lieu of, actions the Company may take to remedy or discipline any misconduct by the Participant including, but not limited to, termination of employment or initiation of appropriate legal action.

5.Plan Administration.

(a)Committee is the Administrator.  The Plan will be administered by the Committee.  The Committee will consist of not less than two (2) members of the Board.  The members of the Committee will be appointed from time to time by, and serve at the pleasure of, the Board.

(b)Committee Authority.  It will be the duty of the Committee to administer the Plan in accordance with the Plan’s provisions.  The Committee will have all powers and discretion necessary or appropriate to administer the Plan and to control its operation, including, but not limited to, the power to (i) determine which Employees will be granted awards, (ii) prescribe the terms and conditions of awards, (iii) interpret the Plan and the awards, (iv) adopt such procedures and subplans as are necessary or appropriate to permit participation in the Plan by Employees who are foreign nationals or employed outside of the United States, (v) adopt rules for the administration, interpretation and application of the Plan as are consistent therewith, and (vi) interpret, amend or revoke any such rules.

(c)Decisions Binding.  All determinations and decisions made by the Committee, the Board, and any delegate of the Committee pursuant to the provisions of the Plan will be final, conclusive, and binding on all persons, and will be given the maximum deference permitted by law.

(d)Delegation by Committee.  The Committee, in its sole discretion and on such terms and conditions as it may provide, may delegate all or part of its authority and powers under the Plan to one or more directors and/or officers of the Company.

6.General Provisions.

(a)Tax Withholding.  The Company (or the Affiliate employing the applicable Employee) will withhold all applicable taxes from any Actual Award, including any federal, state and local taxes (including, but not limited to, the Participant’s FICA and SDI obligations).

(b)No Effect on Employment or Service.  Nothing in the Plan will interfere with or limit in any way the right of the Company (or the Affiliate employing the applicable Employee) to terminate any Participant’s employment or service at any time, with or without cause.  For purposes of the Plan, transfer of employment of a Participant between the Company and any one of its Affiliates (or between Affiliates) will not be deemed a Termination of Employment.  Employment with the Company and its Affiliates is on an at-will basis only.  The Company expressly reserves the right, which may be exercised at any time and without regard to when during a Performance Period such exercise occurs, to terminate any individual’s employment with or without cause, and to treat him or her without regard to the effect that such treatment might have upon him or her as a Participant.

(c)Participation.  No Employee will have the right to be selected to receive an award under this Plan, or, having been so selected, to be selected to receive a future award.

(d)Indemnification.  Each person who is or will have been a member of the Committee, or of the Board, will be indemnified and held harmless by the Company against and from (i) any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or any award, and (ii) from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit, or proceeding against him or her, provided he or she will give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification will not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Certificate of Incorporation or Bylaws, by contract, as a matter of law, or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.

(e)Successors.  All obligations of the Company under the Plan, with respect to awards granted hereunder, will be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business or assets of the Company.

(f)Beneficiary Designations.  If permitted by the Committee, a Participant under the Plan may name a beneficiary or beneficiaries to whom any vested but unpaid award will be paid in the event of the Participant's death.  Each such designation will revoke all prior designations by the Participant and will be effective only if given in a form and manner acceptable to the Committee.  In the absence of any such designation, any vested benefits remaining unpaid at the Participant's death will be paid to the Participant's estate.

(g)Nontransferability of Awards.  No award granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will, by the laws of descent and distribution or to the limited extent provided in Section 6(f).  All rights with respect to an award granted to a Participant will be available during his or her lifetime only to the Participant.

7.Amendment, Termination, and Duration.

(a)Amendment, Suspension, or Termination.  The Board or the Committee, in its sole discretion, may amend or terminate the Plan, or any part thereof, at any time and for any reason. The amendment, suspension or termination of the Plan will not, without the consent of the Participant, alter or impair any rights or obligations under any Target Award theretofore earned by such Participant.  No award may be granted during any period of suspension or after termination of the Plan.

(b)Duration of the Plan.  The Plan will commence on the date January 30, 2020, and subject to Section 7(a) (regarding the Board’s and/or the Committee’s right to amend or terminate the Plan), will remain in effect thereafter until terminated.

8.Legal Construction.

(a)Gender and Number.  Except where otherwise indicated by the context, any masculine term used herein also will include the feminine and any feminine term used herein also will include the masculine; the plural will include the singular and the singular will include the plural.

(b)Severability.  In the event any provision of the Plan will be held illegal or invalid for any reason, the illegality or invalidity will not affect the remaining parts of the Plan, and the Plan will be construed and enforced as if the illegal or invalid provision had not been included.

(c)Requirements of Law.  The granting of awards under the Plan will be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

(d)Governing Law.  The Plan and all awards will be construed in accordance with and governed by the laws of the State of California, but without regard to its conflict of law provisions.

(e)Bonus Plan.  The Plan is intended to be a “bonus program” as defined under U.S. Department of Labor regulation 2510.3-2(c) and will be construed and administered in accordance with such intention.

(f)Captions.  Captions are provided herein for convenience only, and will not serve as a basis for interpretation or construction of the Plan.

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